Debt - Schedule of Contractual Payments of Long-Term Debt (Detail) - USD ($) $ in Thousands	Mar. 28, 2015	Dec. 27, 2014	Dec. 28, 2013
Debt Disclosure [Abstract]
2015		$ 5,275
2015 (nine months)	$ 4,220
2016	4,220	4,220
2017	4,220	4,220
2018	3,165	3,165
2019	398,790	398,790
2020	625,000	625,000
Total	1,039,615	1,040,670
Plus: Original issue net premium	23,078	24,247
Total debt	$ 1,062,693	$ 1,064,917	$ 662,987